UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K





                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                 March 29, 2004



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-31299                  65-0865171
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------




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Item 5. Other Events and Regulation FD Disclosure

     On March 29, 2004, the Board of Directors (the "Board") of Medical Staffing Network Holdings, Inc. (the "Company") voted to increase the number of directors constituting the Board from seven to eight and elected C. Daryl Hollis to serve as a director to fill the vacancy in the Board as a result of the increase in size.

     A copy of the press release issued by the Company on March 29, 2004 announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99.1 Press Release dated March 29, 2004.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 29, 2004                    MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                         By: /s/ Kevin S. Little
                                             -----------------------------------
                                             Kevin S. Little
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

  99.1            Press Release dated March 29, 2004.